                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                         RAINDANCE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-31045                 84-1407805
-------------------------------       ------------           -------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
        incorporation)                File Number)           Identification No.)



                               1157 CENTURY DRIVE
                              LOUISVILLE, CO 80027
              (Address of principal executive offices and zip code)

                                 (800) 878-7326
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                              --------------------





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

EXHIBIT NO.  DESCRIPTION
-----------  -----------
   99.1      Press Release of Raindance Communications, Inc. ("Raindance"), dated April 23,
             2003, announcing first quarter financial results for the quarter ended March 31,
             2003.


ITEM 9. REGULATION FD DISCLOSURE.

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished solely under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         On April 23, 2003, Raindance issued a press release announcing its financial results for its first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Report.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information required under this Item 12 is being provided under
Item 9 of this report as provided in SEC Release No. 33-8216.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAINDANCE COMMUNICATIONS, INC.
Date:  April 23, 2003

                                            By: /s/ Nicholas J. Cuccaro
                                               ---------------------------------
                                                Nicholas J. Cuccaro
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
   99.1        Press Release dated April 23, 2003 announcing first quarter financial results for the quarter ended
               March 31, 2003.